Prospectus supplement dated May 1, 2017
to the following prospectus(es):
BOA Multiple Pay dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective May 1, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I
Oppenheimer Variable Account Funds - Oppenheimer Core Bond Fund/VA: Non-Service Shares	Oppenheimer Variable Account Funds - Oppenheimer Total Return Bond Fund/VA: Non-Service Shares
Effective May 1, 2017, the Legal Proceedings section of the prospectus is deleted and replaced in its entirety with the following:
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These proceedings include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. Regulatory proceedings may also affect the outcome of one or more of the Company’s litigation matters. Furthermore, it is often not possible with any degree of certainty to determine the likely ultimate outcomes of the pending regulatory and legal proceedings or to provide reasonable ranges of potential losses. Some matters are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the claims for liability or damages. In some of the legal proceedings which are seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of legal proceedings, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s condensed consolidated financial position. Nonetheless, it is possible that such outcomes could materially affect the Company’s condensed consolidated financial position or results of operations in a particular quarter or annual period given the large or indeterminate amounts sought in certain of these legal proceedings and the inherent unpredictability of litigation. The Company maintains Professional Liability Insurance and Director and Officer Liability insurance policies that may cover losses for certain legal and regulatory proceedings. The Company recognizes an asset for insurance recoveries, not to exceed cumulative accrued losses, when recovery under such policies is probable and reasonably estimable.
GWP-0657

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor ("DOL"), the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators. The Company will cooperate with its ultimate parent company, Nationwide Mutual Insurance Company ("NMIC") insofar as any inquiry, examination or investigation encompasses NMIC’s operations. In addition, recent regulatory activity, including activity by the DOL, may impact the Company’s business and operations, and certain estimates and assumptions used by the Company in determining the amounts presented in the financial statements and accompanying notes. Actual results could differ significantly from those estimates and assumptions.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
GWP-0657